UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00126

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006




ITEM 1.     REPORTS TO STOCKHOLDERS.


AllianceBernstein Growth & Income Fund


October 31, 2006


ANNUAL REPORT


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


_______________________________________________________________________________


Investment Products Offered

============================
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
============================

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

ALLIANCEBERNSTEIN INVESTMENTS, INC. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


_______________________________________________________________________________


December 18, 2006

ANNUAL REPORT

This report provides management's discussion of fund performance for AllianceBernstein Growth & Income Fund (the "Fund") for the annual reporting period ended October 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

This open-end fund seeks long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Fund may invest in companies of any size and in any industry. The Fund also invests in high-quality securities of non-U.S. issuers.

INVESTMENT RESULTS

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended October 31, 2006. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Large-Cap Value Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund underperformed its benchmark for the six- and 12-month periods ended October 31, 2006. The Fund underperformed the Lipper Average for the 12-month period, and outperformed the Lipper Average for the six-month period ended October 31, 2006. Generally, value stocks performed best during both the six- and 12-month periods as investors continued to price large, sustainable growth companies at a significant discount to their long-term earnings power. More recently, larger, higher-quality companies have fared better in the performance derby, and the Fund's peer and benchmark relative results have improved from their recent disappointing levels. During both periods, disappointing relative performance was due to poor stock selection.

U.S. stocks performed moderately better than their historical trend returns in the six-month period and much better than that in the 12-month period, as investors seemed satisfied that the current level of historically strong corporate earnings performance could be sustained in the face of slowing U.S. economic growth. Two consecutive U.S. Federal Reserve meetings without an interest-rate hike bolstered optimism that U.S. economic weakness would be contained to the housing sector.

The Fund continues to maintain a lower-than-benchmark and lower-than-peer-group profile in recently winning "value" sectors like commodities, including the energy and basic materials sectors. The Fund's Relative Value Investment Team (the "Team") believes prices have detached from fundamentals in many of these areas, as speculators have become more involved in the short-term direction of stock prices. As is typically the case with the Team's strategy, whether the Fund's relative performance is strong or weak, sector contribution to performance is typically of little importance.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 1
_______________________________________________________________________________


MARKET REVIEW AND INVESTMENT STRATEGY

The Team's research suggests that significant investment opportunity remains to be extracted from the probable correction of the very large distortions in market pricing that have built up over the past four years. In this environment, investors have been willing to pay much higher multiples than usual for companies with peak cyclical earnings--such as energy producers, utilities and regional banks--and less willing to pay a normal premium for companies with more stable earnings and higher, long-term growth potential.

It is often difficult to grasp the magnitude of a major pricing distortion while it is occurring, because such distortions are generally driven by widespread market beliefs. During the technology and telecommunications bubble of the 1990s, for example, investors were so excited about how new technologies could change the world in the distant future that they purchased many stocks with little or no proven earnings power at very high multiples of their forecast earnings--and they ignored stocks with reliable current earnings because they were dull. In their excitement about tomorrow, they acted as if there were no today.

For most of the last four years, by contrast, investors have been so excited about today that they have acted as if there were no tomorrow. Strong global economic growth and a mortgage-financed consumer-spending binge in the U.S.--both triggered in large part by low interest rates intended to ward off the shock from the technology bubble's bursting--unleashed an extraordinary earnings boom. Prolonged strong economic growth in combination with low inflation helped foster the illusion that cyclical earnings could persist indefinitely.

But the technology bubble burst, and today's global commodities and U.S. housing bubbles appear to be losing air as well. U.S. earnings growth appears to have moderated and is likely to slow below its long-term average if earnings growth in the energy, housing-related, utilities and regional banks sectors flattens or declines, as the Team anticipates.

The Team's philosophy has always been centered on the notion of buying high-quality businesses that are undervalued. It is the cornerstone of a disciplined investment process that has served the Fund's shareholders well over the long term. The Team remains fully committed to executing its strategy and believes recent underperformance is mostly a function of the market's unusual appetite for the types of companies that the Team generally limits the Fund's exposure to. As the global economic and corporate profit cycles mature, the Team anticipates investor appetites for risk taking to approach more historically normal levels.


2 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


HISTORICAL PERFORMANCE


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. For the six- and 12-month periods ended October 31, 2006, the Lipper Large-Cap Value Funds Average consisted of 499 and 492 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A WORD ABOUT RISK

Value investing does not guarantee profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their businesses around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected. The Fund's assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 3
_______________________________________________________________________________


HISTORICAL PERFORMANCE
(continued from previous page)


                                                     Returns
THE FUND VS. ITS BENCHMARK                  ------------------------
PERIODS ENDED OCTOBER 31, 2006              6 Months       12 Months
====================================================================
AllianceBernstein Growth & Income Fund
  Class A                                     6.68%          16.47%
  Class B                                     6.31%          15.73%
  Class C                                     6.30%          15.69%
  Advisor Class*                              6.91%          16.59%
  Class R*                                    6.48%          16.03%
  Class K*                                    6.68%          16.28%
  Class I*                                    6.93%          16.84%
Russell 1000 Value Index                      7.61%          21.46%
Lipper Large-Cap Value Funds Average          5.92%          17.73%

* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND
10/31/96 TO 10/31/06


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


             AllianceBernstein Growth                 Russell 1000
              & Income Fund Class A                    Value Index
====================================================================
10/31/96            $  9,575                           $ 10,000
10/31/97            $ 12,762                           $ 13,319
10/31/98            $ 14,639                           $ 15,294
10/31/99            $ 17,637                           $ 17,822
10/31/00            $ 20,595                           $ 18,806
10/31/01            $ 18,640                           $ 16,576
10/31/02            $ 14,746                           $ 14,915
10/31/03            $ 18,122                           $ 18,326
10/31/04            $ 20,254                           $ 21,157
10/31/05            $ 21,828                           $ 23,666
10/31/06            $ 25,449                           $ 28,745


Russell 1000 Value Index: $28,745

AllianceBernstein Growth & Income Fund Class A: $25,449


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Fund Class A shares (from 10/31/96 to 10/31/06) as compared to the performance of the Fund's benchmark, the Russell 1000 Value Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2006
===================================================================
                                    NAV Returns         SEC Returns
                                    -------------------------------
Class A Shares
1 Year                                 16.47%             11.39%
5 Years                                 6.40%              5.49%
10 Years                               10.26%              9.79%
Class B Shares
1 Year                                 15.73%             11.73%
5 Years                                 5.58%              5.58%
10 Years(a)                             9.55%              9.55%
Class C Shares
1 Year                                 15.69%             14.69%
5 Years                                 5.62%              5.62%
10 Years                                9.42%              9.42%
Advisor Class Shares+
1 Year                                 16.59%             16.59%
5 Years                                 6.66%              6.66%
10 Years                               10.54%             10.54%
Class R Shares+
1 Year                                 16.03%             16.03%
Since Inception*                       11.37%             11.37%
Class K Shares+
1 Year                                 16.28%             16.28%
Since Inception*                        8.79%              8.79%
Class I Shares+
1 Year                                 16.84%             16.84%
Since Inception*                        9.14%              9.14%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(+)   These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 5
_______________________________________________________________________________


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
===================================================================
                                                  SEC Returns
                                            -----------------------
Class A Shares
1 Year                                               7.19%
5 Years                                              5.44%
10 Years                                             9.62%
Class B Shares
1 Year                                               7.22%
5 Years                                              5.54%
10 Years(a)                                          9.45%
Class C Shares
1 Year                                              10.19%
5 Years                                              5.52%
10 Years                                             9.25%
Advisor Class Shares+
1 Year                                              12.46%
5 Years                                              6.63%
Since Inception*                                    10.35%
Class R Shares+
1 Year                                              11.84%
Since Inception*                                    10.72%
Class K Shares+
1 Year                                              12.14%
Since Inception*                                     7.35%
Class I Shares+
1 Year                                              12.13%
Since Inception*                                     7.56%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+   Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                    Beginning                          Ending
                  Account Value                     Account Value                   Expenses Paid
                   May 1, 2006                    October 31, 2006                  During Period*
             --------------------------    ------------------------------    --------------------------
              Actual       Hypothetical       Actual       Hypothetical**     Actual       Hypothetical
=========================================================================================================
Class A      $ 1,000         $ 1,000       $ 1,066.83       $ 1,020.47        $ 4.90          $ 4.79
Class B      $ 1,000         $ 1,000       $ 1,063.13       $ 1,016.64        $ 8.84          $ 8.64
Class C      $ 1,000         $ 1,000       $ 1,062.97       $ 1,016.79        $ 8.68          $ 8.49
Advisor
Class        $ 1,000         $ 1,000       $ 1,069.14       $ 1,021.88        $ 3.44          $ 3.36
Class R      $ 1,000         $ 1,000       $ 1,064.84       $ 1,018.75        $ 6.66          $ 6.51
Class K      $ 1,000         $ 1,000       $ 1,066.83       $ 1,020.27        $ 5.11          $ 4.99
Class I      $ 1,000         $ 1,000       $ 1,069.31       $ 1,021.88        $ 3.44          $ 3.36

* Expenses are equal to the classes' annualized expense ratios of 0.94%, 1.70%, 1.67%, 0.66%, 1.28%, 0.98% and 0.66%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 7
_______________________________________________________________________________


PORTFOLIO SUMMARY
October 31, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $4,544.7


SECTOR BREAKDOWN*
27.2%     Finance
13.0%     Technology
11.3%     Consumer Services
10.6%     Health Care
 9.3%     Consumer Staples
 7.2%     Energy
 6.9%     Capital Goods
 5.3%     Utilities
 1.9%     Basic Industry
 1.6%     Transportation
 0.9%     Multi-Industry Company

 4.8%     Short-Term


[PIE CHART OMITTED]


TEN LARGEST HOLDINGS**
October 31, 2006

                                                            Percent of
Company                                U.S $ Value          Net Assets
======================================================================
Time Warner, Inc.                   $   200,618,259            4.4%
American International Group, Inc.      185,066,784            4.1
JPMorgan Chase & Co.                    182,644,000            4.0
Bank of America Corp.                   180,636,884            4.0
Citigroup, Inc.                         171,246,240            3.8
Procter & Gamble Co.                    151,920,474            3.3
WellPoint, Inc.                         149,442,192            3.3
Wyeth                                   145,950,903            3.2
AT&T Inc.                               133,657,200            2.9
News Corp.-Class A                      129,745,380            2.9
                                    $ 1,630,928,316           35.9%



* All data are as of October 31, 2006. The Portfolio's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**  Long-term investments

    Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


PORTFOLIO OF INVESTMENTS
October 31, 2006


Company                                           Shares     U.S. $ Value
=========================================================================
COMMON STOCKS-95.7%
Finance-27.3%
Banking - Money Center-5.7%
The Bank of New York Co., Inc                   1,230,900  $   42,306,033
JPMorgan Chase & Co.(a)                         3,850,000     182,644,000
Wachovia Corp.                                    650,000      36,075,000
                                                           --------------
                                                              261,025,033
Banking - Regional-5.2%
Bank of America Corp.                           3,353,200     180,636,884
Northern Trust Corp.                              955,700      56,118,704
                                                           --------------
                                                              236,755,588
Brokerage & Money Management-1.0%
Merrill Lynch & Co., Inc.                         534,600      46,734,732
                                                           --------------
Insurance-9.9%
ACE Ltd.                                        1,067,100      61,091,475
Allstate Corp.                                    776,100      47,621,496
American International Group, Inc.              2,755,200     185,066,784
Axis Capital Holdings Ltd.                      3,001,600      98,602,560
Hartford Financial Services Group, Inc.           414,800      36,158,116
The Progressive Corp.                             400,000       9,668,000
Willis Group Holdings Ltd.                        252,400       9,598,772
                                                           --------------
                                                              447,807,203
Miscellaneous-3.9%
American Express Co.                               73,100       4,225,911
Citigroup, Inc.                                 3,414,000     171,246,240
                                                           --------------
                                                              175,472,151
Mortgage Banking-1.6%
Federal National Mortgage Association           1,244,100      73,725,366
                                                           --------------
                                                            1,241,520,073
Technology-13.0%
Communication Equipment-3.5%
Cisco Systems, Inc.(a)(b)                       3,475,300      83,858,989
Motorola, Inc.                                    971,100      22,393,566
QUALCOMM, Inc.                                  1,435,800      52,248,762
                                                           --------------
                                                              158,501,317
Computer Hardware/Storage-3.9%
International Business Machines Corp.             641,700      59,248,161
Sun Microsystems, Inc.(a)(b)                   21,635,600     117,481,308
                                                           --------------
                                                              176,729,469
Computer Services-0.5%
Accenture Ltd.-Class A                             44,200       1,454,622
Fiserv, Inc.(b)                                   415,000      20,501,000
                                                           --------------
                                                               21,955,622
Internet Media-0.8%
Yahoo! Inc.(b)                                  1,476,800      38,898,912
                                                           --------------


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 9
_______________________________________________________________________________


Company                                           Shares     U.S. $ Value
=========================================================================
Semiconductor Capital Equipment-1.0%
Applied Materials, Inc.(a)                      2,804,300  $   48,766,777
                                                           --------------
Semiconductor Components-0.6%
NVIDIA Corp.(b)                                   751,200      26,194,344
                                                           --------------
Software-2.7%
Microsoft Corp.                                 4,273,100     122,680,701
                                                           --------------
                                                              593,727,142
Consumer Services-11.4%
Advertising-0.5%
Omnicom Group, Inc.                               200,000      20,290,000
                                                           --------------
Broadcasting & Cable-7.7%
News Corp.-Class A                              6,222,800     129,745,380
Time Warner, Inc.(a)                           10,025,900     200,618,259
Viacom, Inc.-Class B(b)                           470,400      18,307,968
                                                           --------------
                                                              348,671,607
Restaurants & Lodging-1.7%
Hilton Hotels Corp.                             1,289,800      37,301,016
McDonald's Corp.                                1,000,000      41,920,000
                                                           --------------
                                                               79,221,016
Retail - General Merchandise-1.5%
Home Depot, Inc.(a)                             1,857,200      69,329,276
                                                           --------------
                                                              517,511,899
Health Care-10.7%
Drugs-6.5%
Eli Lilly & Co.                                 1,144,200      64,086,642
Merck & Co. Inc.(a)                             1,114,800      50,634,216
Pfizer, Inc.                                    1,321,900      35,228,635
Wyeth                                           2,860,100     145,950,903
                                                           --------------
                                                              295,900,396
Medical Services-4.2%
Caremark Rx, Inc.                                 801,900      39,477,537
WellPoint, Inc.(b)                              1,958,100     149,442,192
                                                           --------------
                                                              188,919,729
                                                           --------------
                                                              484,820,125
Consumer Staples-9.4%
Household Products-3.4%
Procter & Gamble Co.                            2,396,600     151,920,474
                                                           --------------
Miscellaneous-0.9%
Fortune Brands, Inc.                              550,290      42,344,816
                                                           --------------
Retail - Food & Drug-0.2%
CVS Corp.                                         290,900       9,128,442
                                                           --------------



10 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


Company                                           Shares     U.S. $ Value
=========================================================================
Tobacco-4.9%
Altria Group, Inc.                              1,399,100  $  113,788,803
Loews Corp.                                     1,204,500      46,879,140
Loews Corp. - Carolina Group                    1,067,200      61,705,504
                                                           --------------
                                                              222,373,447
                                                           --------------
                                                              425,767,179
Energy-7.2%
Domestic Producers-1.3%
Noble Energy, Inc.(a)                           1,248,800      60,729,144
                                                           --------------
International-4.7%
Chevron Corp.                                   1,327,200      89,187,840
Exxon Mobil Corp.                               1,730,500     123,592,310
                                                           --------------
                                                              212,780,150
Oil Service-1.2%
Baker Hughes, Inc.                                164,500      11,358,725
BJ Services Co.                                   189,100       5,703,256
Nabors Industries Ltd.(a)(b)                    1,245,500      38,461,040
                                                           --------------
                                                               55,523,021
                                                           --------------
                                                              329,032,315
Capital Goods-6.9%
Electrical Equipment-2.7%
Emerson Electric Co.                            1,467,400     123,848,560
                                                           --------------
Machinery-0.6%
ITT Corp.                                         503,700      27,396,243
                                                           --------------
Miscellaneous-3.6%
General Electric Co.(a)                         2,719,200      95,471,112
Illinois Tool Works, Inc.                         583,100      27,947,983
United Technologies Corp.                         606,500      39,859,180
                                                           --------------
                                                              163,278,275
                                                           --------------
                                                              314,523,078
Utilities-5.4%
Electric & Gas Utility-0.7%
The AES Corp.(b)                                  180,400       3,966,996
FirstEnergy Corp.                                 479,800      28,236,230
                                                           --------------
                                                               32,203,226
Telephone Utility-4.7%
AT&T, Inc.(a)                                   3,902,400     133,657,200
Citizens Communications Co.(a)                    149,400       2,190,204
Verizon Communications, Inc.(a)                 2,073,100      76,704,700
                                                           --------------
                                                              212,552,104
                                                           --------------
                                                              244,755,330
Basic Industry-1.9%
Chemicals-1.9%
Air Products & Chemicals, Inc.                  1,220,900      85,060,103
                                                           --------------


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 11
_______________________________________________________________________________


                                                 Shares or
                                                 Principal
                                                   Amount
Company                                            (000)     U.S. $ Value
=========================================================================
Transportation-1.6%
Air Freight-0.9%
United Parcel Service, Inc.-Class B               529,900  $   39,927,965
                                                           --------------
Railroad-0.7%
Union Pacific Corp.                               372,700      33,777,801
                                                           --------------
                                                               73,705,766
Multi Industry Companies-0.9%
Multi Industry Companies-0.9%
Honeywell International, Inc.                     942,000      39,677,040
                                                           --------------
Total Common Stocks
  (cost $3,480,202,353)                                     4,350,100,050
                                                           --------------
SHORT-TERM INVESTMENTS-4.8%
Time Deposit-4.8%
State Street Euro Dollar
  4.60%, 11/01/06
  (cost $218,045,000)                            $218,045     218,045,000
                                                           --------------
Total Investments Before Security Lending
  Collateral-100.5%
  (cost $3,698,247,353)                                     4,568,145,050
                                                           --------------
INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-5.5%
Short-Term Investment-5.5%
UBS Private Money Market Fund, LLC
  (cost $251,175,147)                         251,175,147     251,175,147
                                                           --------------
Total Investments-106.0%
  (cost $3,949,422,500)                                     4,819,320,197
Other assets less liabilities-(6.0)%                         (274,633,935)
                                                           --------------
Net Assets-100.0%                                          $4,544,686,262
                                                           ==============


(a) Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)   Non-income producing security.

      See notes to financial statements.


12 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


STATEMENT OF ASSETS & LIABILITIES
October 31, 2006


ASSETS
Investments in securities, at value
  (cost $3,949,422,500--including
  investments of cash collateral for
  securites loaned of $251,175,147)                        $4,819,320,197(a)
Cash                                                                  736
Receivable for investment securities sold                      29,185,458
Receivable for capital stock sold                              11,678,666
Dividends and interest receivable                               3,942,152
                                                           --------------
Total assets                                                4,864,127,209
                                                           --------------
LIABILITIES
Payable for collateral on securities loaned                   251,175,147
Payable for investment securities purchased                    43,048,234
Payable for capital stock redeemed                             20,790,899
Advisory fee payable                                            1,950,791
Distribution fee payable                                          650,098
Transfer Agent fee payable                                        472,728
Administrative fee payable                                         29,460
Accrued expenses                                                1,323,590
                                                           --------------
Total liabilities                                             319,440,947
                                                           --------------
Net Assets                                                 $4,544,686,262
                                                           --------------
COMPOSITION OF NET ASSETS
Capital stock, at par                                         $10,652,789
Additional paid-in capital                                  3,855,581,933
Undistributed net investment income                            32,206,639
Accumulated net realized loss on investment
  transactions                                               (223,652,796)
Net unrealized appreciation of investments                    869,897,697
                                                           --------------
                                                           $4,544,686,262
                                                           ==============


Net Asset Value Per Share--21 billion shares of capital stock authorized, $0.01 par value

                                            Shares               Net Asset
Class                Net Assets           Outstanding              Value
===============================================================================
A                 $ 2,411,515,366         559,828,044             $ 4.31*
B                 $ 1,356,534,394         322,560,029             $ 4.21
C                 $   575,677,495         136,488,674             $ 4.22
Advisor           $   196,601,070          45,384,073             $ 4.33
R                 $     3,681,501             861,348             $ 4.27
K                 $       102,081              23,677             $ 4.31
I                 $       574,355             133,073             $ 4.32


* The maximum offering price per share for Class A shares was $4.50 which reflects a sales charge of 4.25%.

(a)   Includes securities on loan with a value of $242,518,900 (see Note E).

      See notes to financial statements.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 13
_______________________________________________________________________________


STATEMENT OF OPERATIONS
Year Ended October 31, 2006

INVESTMENT INCOME
Dividends                                $ 96,379,172
Interest                                    1,364,643       $  97,743,815
                                         ------------
EXPENSES
Advisory fee                               24,498,692
Distribution fee--Class A                   6,910,874
Distribution fee--Class B                  15,409,280
Distribution fee--Class C                   6,175,829
Distribution fee--Class R                      11,619
Distribution fee--Class K                          93
Transfer agency--Class A                    4,573,623
Transfer agency--Class B                    3,338,178
Transfer agency--Class C                    1,210,444
Transfer agency--Advisor Class                514,235
Transfer agency--Class R                        5,896
Transfer agency--Class K                           70
Transfer agency--Class I                          339
Printing                                      865,864
Custodian                                     652,658
Legal                                         174,716
Registration                                  143,741
Administrative                                 90,000
Audit                                          70,587
Directors' fees                                32,311
Miscellaneous                                 145,625
                                         ------------
Total expenses                             64,824,674
Less: expense offset arrangement
  (see Note B)                               (265,630)
                                         ------------
Net expenses                                                   64,559,044
                                                            -------------
Net investment income                                          33,184,771
                                                            -------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENT TRANSACTIONS
Net realized gain on
  investment transactions                                     281,003,270
Net change in unrealized
  appreciation/depreciation
  of investments                                              407,228,953
                                                            -------------
Net gain on investment transactions                           688,232,223
                                                            -------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                           $ 721,416,994
                                                            =============


See notes to financial statements.


14 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


STATEMENT OF CHANGES IN NET ASSETS


                                             Year Ended      Year Ended
                                             October 31,     October 31,
                                                2006             2005
                                          ===============  ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income                     $    33,184,771  $    61,673,862
Net realized gain on investment
  transactions                                281,003,270    1,062,096,564
Net change in unrealized
  appreciation/depreciation
  of investments                              407,228,953     (590,725,074)
                                          ---------------  ---------------
Net increase in net assets
  from operations                             721,416,994      533,045,352
Dividends to Shareholders from
Net investment income
  Class A                                     (20,532,682)     (15,823,255)
  Class B                                      (5,889,478)      (4,834,738)
  Class C                                      (2,296,026)      (1,811,072)
  Advisor Class                                (3,827,969)      (7,272,607)
  Class R                                         (21,113)            (631)
  Class K                                             (93)             (29)
  Class I                                            (119)             (34)
Capital Stock Transactions
Net decrease                               (1,488,727,157)  (2,174,499,337)
                                          ---------------  ---------------
Total decrease                               (799,877,643)  (1,671,196,351)
Net Assets
Beginning of period                         5,344,563,905    7,015,760,256
                                          ---------------  ---------------
End of period, (including undistributed
  net investment income of $32,206,639
  and $31,652,135, respectively)          $ 4,544,686,262  $ 5,344,563,905
                                          ===============  ===============


See notes to financial statements.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 15
_______________________________________________________________________________


NOTES TO FINANCIAL STATEMENTS
October 31, 2006

NOTE A
SIGNIFICANT ACCOUNTING POLICIES

AllianceBernstein Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official


16 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 17
_______________________________________________________________________________


are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS


Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

4. CLASS ALLOCATIONS

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .625% of the first $5 billion, .60% of the excess over $5 billion up to $7.5 billion, .575% of the excess over $7.5 billion up to $10 billion and .55% of the excess over $10 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $90,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"),


18 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $4,512,426 for the year ended October 31, 2006.

For the year ended October 31, 2006, the Fund's expenses were reduced by $265,630 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $38,638 from the sale of Class A shares and received $67,243, $763,384 and $46,958 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2006.

Brokerage commissions paid on investment transactions for the year ended October 31, 2006 amounted to $7,152,927, of which $838,956 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
DISTRIBUTION SERVICES AGREEMENT

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. During the fiscal year, with respect to Class A shares, payments to the Distributor were limited to .28% of the average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $36,146,573, $9,728,877, $29,172 and $337 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 19
_______________________________________________________________________________


the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006, were as follows:

                                        Purchases                 Sales
                                     ===============         ===============
Investment securities (excluding
  U.S. government securities)        $ 2,717,708,044         $ 4,383,972,659
U.S. government securities                        -0-                     -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                         $ 3,964,061,302
                                                             ---------------
Gross unrealized appreciation                                $   865,673,331
Gross unrealized depreciation                                    (10,414,436)
                                                             ---------------
Net unrealized appreciation                                  $   855,258,895
                                                             ===============

1. OPTION TRANSACTIONS

For hedging purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call



20 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended October 31, 2006 the Fund had no transactions in written options.

NOTE E
SECURITIES LENDING

The Fund has entered into a securities lending agreement with UBS Securities LLC (formerly UBS Warburg LLC) (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restriction of the Fund. The Lending Agent will indemnify the Fund for any losses resulting from a borrower's failure to return a loaned security when due. As of October 31, 2006, the Fund had loaned securities with a value of $242,518,900 and received cash collateral which was invested in a money market fund at $251,175,147 as included in the accompanying portfolio of investments. For the year ended October 31, 2006, the Fund earned fee income of $81,319 which is included in interest income in the accompanying statement of operations.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 21
_______________________________________________________________________________


NOTE F
CAPITAL STOCK

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                        Shares                                  Amount
                           --------------------------------       ---------------------------------
                             Year Ended          Year Ended          Year Ended          Year Ended
                            October 31,         October 31,         October 31,         October 31,
                                   2006                2005                2006                2005
                           =========================================================================
Class A
Shares sold                  62,420,497          89,289,179      $  247,584,621      $  330,847,312
Shares issued in
  reinvestment of
  dividends                   4,536,622           3,585,942          17,647,519          13,234,952
Shares converted
  from Class B               29,792,828          24,186,427         118,991,430          90,038,345
Shares redeemed            (221,213,693)       (263,667,347)       (876,908,426)       (980,602,824)
                           ------------------------------------------------------------------------
Net decrease               (124,463,746)       (146,605,799)     $ (492,684,856)     $ (546,482,215)
                           ------------------------------------------------------------------------
Class B
Shares sold                   9,670,830          19,711,198      $   37,517,469      $   71,722,619
Shares issued in
  reinvestment of
  dividends                   1,256,304           1,068,417           4,811,657           3,879,250
Shares converted
  to Class A                (30,420,875)        (24,642,982)       (118,991,430)        (90,038,345)
Shares redeemed            (130,901,671)       (171,041,829)       (508,136,041)       (623,343,184)
                           ------------------------------------------------------------------------
Net decrease               (150,395,412)       (174,905,196)     $ (584,798,345)     $ (637,779,660)
                           ------------------------------------------------------------------------
Class C
Shares sold                   5,143,864           9,559,272      $   20,150,155      $   34,892,110
Shares issued in
  reinvestment of
  dividends                     421,178             349,626           1,617,324           1,272,950
Shares redeemed             (53,318,562)        (69,109,584)       (207,301,102)       (252,384,120)
                           ------------------------------------------------------------------------
Net decrease                (47,753,520)        (59,200,686)     $ (185,533,623)     $ (216,219,060)
                           ------------------------------------------------------------------------
Advisor Class
Shares sold                   9,819,726          62,142,357      $   38,931,339      $  231,129,450
Shares issued in
  reinvestment of
  dividends                     472,693           1,586,290           1,843,503           5,868,702
Shares redeemed             (67,837,134)       (266,691,483)       (268,786,024)     (1,012,515,141)
                           ------------------------------------------------------------------------
Net decrease                (57,544,715)       (202,962,836)     $ (228,011,182)     $ (775,516,989)
                           ------------------------------------------------------------------------


22 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


                                        Shares                                  Amount
                           --------------------------------       ---------------------------------
                             Year Ended          Year Ended          Year Ended          Year Ended
                            October 31,         October 31,         October 31,         October 31,
                                   2006                2005                2006                2005
                           =========================================================================
Class R
Shares sold                     497,779             404,334         $ 1,984,513         $ 1,514,879
Shares issued in
  reinvestment of
  dividends                       5,453                 171              21,104                 631
Shares redeemed                 (78,357)            (10,209)           (306,881)            (36,995)
                           ------------------------------------------------------------------------
Net increase                    424,875             394,296         $ 1,698,736         $ 1,478,515
                           ------------------------------------------------------------------------

                                                   March 1,                                 March 1,
                             Year Ended          2005(a) to          Year Ended           2005(a) to
                            October 31,         October 31,         October 31,          October 31,
                                   2006                2005                2006                2005
                           =========================================================================
Class K
Shares sold                      21,020               2,657           $  87,240            $ 10,072
                           ------------------------------------------------------------------------
Net increase                     21,020               2,657           $  87,240            $ 10,072
                           ------------------------------------------------------------------------
Class I
Shares sold                     140,031               2,638           $ 553,407            $ 10,000
Shares redeemed                  (9,596)                 -0-            (38,534)                 -0-
                           ------------------------------------------------------------------------
Net increase                    130,435               2,638           $ 514,873            $ 10,000
                           ------------------------------------------------------------------------


(a)   Commencement of distributions.




NOTE G
RISKS INVOLVED IN INVESTING IN THE FUND

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnifications provisions and expects the risk of loss thereunder to be remote.

NOTE H
JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 23
_______________________________________________________________________________


connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2006.

NOTE I
DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                        2006                2005
                                    ============        ============
Distributions paid from:
  Ordinary income                   $ 32,567,480        $ 29,742,366
                                    ------------        ------------
Total taxable distributions         $ 32,567,480        $ 29,742,366
                                    ============        ============

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                          $  32,206,639
Accumulated capital and other losses                    (209,013,994)(a)
Unrealized appreciation/(depreciation)                   855,258,895(b)
                                                       -------------
Total accumulated earnings/(deficit)                   $ 678,451,540
                                                       =============


(a) On October 31, 2006, the Fund had a net capital loss carryforward of $209,013,993, which will expire in the year 2011. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. To the extent future capital gains are offset by capital loss carryforwards such gains will not be distributed. Any such gains distributed may be taxable to shareholders. During the fiscal year, the Fund utilized capital loss carryforwards of $285,460,073.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


During the current fiscal year, permanent differences primarily due to return of capital distributions from investments resulted in a net decrease in undistributed net investment income and a decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE J
LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.


24 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed



ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 25
_______________________________________________________________________________


against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities


26 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 27
_______________________________________________________________________________


Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K
CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of KPMG. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the years


28 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


Notes to Financial Statements

ended October 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years.

NOTE L
RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 29
_______________________________________________________________________________


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                             Class A
                                 ------------------------------------------------------------------------------------------
                                                                     Year Ended October 31,
                                 ------------------------------------------------------------------------------------------
                                       2006                2005                2004                2003                2002
===========================================================================================================================
Net asset value,
  beginning of period                $ 3.73              $ 3.48              $ 3.15              $ 2.60              $ 3.42
Income From Investment
  Operations
Net investment income(a)                .04                 .04                 .03(b)              .03                 .03
Net realized and unrealized
  gain (loss) on investment
  transactions                          .57                 .23                 .34                 .56                (.71)
Net increase (decrease) in net
  asset value from operations           .61                 .27                 .37                 .59                (.68)
Less: Dividends and
  Distributions
Dividends from net
  investment income                    (.03)               (.02)               (.03)               (.02)               (.02)
Tax return of capital                    -0-                 -0-                 -0-               (.02)               (.02)
Distributions from net realized
  gain on investment
  transactions                           -0-                 -0-               (.01)                 -0-               (.10)
Total dividends and
  distributions                        (.03)               (.02)               (.04)               (.04)               (.14)
Net asset value, end of period       $ 4.31              $ 3.73              $ 3.48              $ 3.15              $ 2.60
Total Return
Total investment return based
  on net asset value(c)               16.47%               7.77%              11.77%              22.89%             (20.89)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                $2,411,515          $2,553,632          $2,893,373          $3,003,001          $2,553,700
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                     1.00%(d)            1.06%               1.02%               1.22%               1.14%
  Expenses, before waivers/
    reimbursements                     1.00%(d)            1.06%               1.13%               1.22%               1.14%
  Net investment income                 .99%(d)            1.19%                .85%(b)             .94%                .83%
Portfolio turnover rate                  56%                 63%                 48%                 43%                 75%


See footnote summary on page 36.


30 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period Financial Highlights


                                                                             Class B
                                 ------------------------------------------------------------------------------------------
                                                                     Year Ended October 31,
                                 ------------------------------------------------------------------------------------------
                                       2006                2005                2004                2003                2002
===========================================================================================================================
Net asset value,
  beginning of period                $ 3.65              $ 3.42              $ 3.11              $ 2.56              $ 3.37
Income From Investment
  Operations
Net investment income(a)                .01                 .02                  -0-(b)(e)          .01                  -0-(e)
Net realized and unrealized
  gain (loss) on investment
  transactions                          .56                 .22                 .33                 .56                (.69)
Net increase (decrease) in net
  asset value from operations           .57                 .24                 .33                 .57                (.69)
Less: Dividends and
  Distributions
Dividends from net
  investment income                    (.01)               (.01)               (.01)               (.01)               (.01)
Tax return of capital                    -0-                 -0-                 -0-               (.01)               (.01)
Distributions from net realized
  gain on investment
  transactions                           -0-                 -0-               (.01)                 -0-               (.10)
Total dividends and
  distributions                        (.01)               (.01)               (.02)               (.02)               (.12)
Net asset value, end of period       $ 4.21              $ 3.65              $ 3.42              $ 3.11              $ 2.56
Total Return
Total investment return based
  on net asset value(c)               15.73%               6.96%              10.49%              22.19%             (21.52)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                $1,356,534          $1,728,375          $2,218,606          $2,555,235          $2,484,499
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                     1.76%(d)            1.80%               1.77%               1.97%               1.88%
  Expenses, before waivers/
    reimbursements                     1.76%(d)            1.80%               1.88%               1.97%               1.88%
  Net investment income                 .24%(d)             .47%                .10%(b)             .19%                .07%
Portfolio turnover rate                  56%                 63%                 48%                 43%                 75%


See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 31
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period Financial Highlights


                                                                             Class C
                                 ------------------------------------------------------------------------------------------
                                                                     Year Ended October 31,
                                 ------------------------------------------------------------------------------------------
                                       2006                2005                2004                2003                2002
===========================================================================================================================
Net asset value,
  beginning of period                $ 3.66              $ 3.43              $ 3.11              $ 2.57              $ 3.37
Income From Investment
  Operations
Net investment income(a)                .01                 .02                  -0-(b)(e)          .01                  -0-(e)
Net realized and unrealized
  gain (loss) on investment
  transactions                          .56                 .22                 .34                 .55                (.68)
Net increase (decrease) in net
  asset value from operations           .57                 .24                 .34                 .56                (.68)
Less: Dividends and
  Distributions
Dividends from net
  investment income                    (.01)               (.01)               (.01)               (.01)               (.01)
Tax return of capital                    -0-                 -0-                 -0-               (.01)               (.01)
Distributions from net realized
  gain on investment
  transactions                           -0-                 -0-               (.01)                 -0-               (.10)
Total dividends and
  distributions                        (.01)               (.01)               (.02)               (.02)               (.12)
Net asset value,
  end of period                      $ 4.22              $ 3.66              $ 3.43              $ 3.11              $ 2.57
Total Return
Total investment return based
  on net asset value(c)               15.69%               6.94%              10.82%              21.71%             (21.21)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                  $575,678            $675,089            $835,755            $975,038            $960,176
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                     1.74%(d)            1.79%               1.75%               1.95%               1.86%
  Expenses, before waivers/
    reimbursements                     1.74%(d)            1.79%               1.86%               1.95%               1.86%
  Net investment income                 .26%(d)             .48%                .12%(b)             .21%                .09%
Portfolio turnover rate                  56%                 63%                 48%                 43%                 75%


See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period Financial Highlights


                                                                          Advisor Class
                                 ------------------------------------------------------------------------------------------
                                                                     Year Ended October 31,
                                 ------------------------------------------------------------------------------------------
                                       2006                2005                2004                2003                2002
===========================================================================================================================
Net asset value,
  beginning of period                $ 3.75              $ 3.49              $ 3.16              $ 2.61              $ 3.43
Income From Investment
  Operations
Net investment income(a)                .05                 .06                 .04(b)              .04                 .04
Net realized and unrealized
  gain (loss) on investment
  transactions                          .57                 .22                 .34                 .56                (.71)
Net increase (decrease) in net
  asset value from operations           .62                 .28                 .38                 .60                (.67)
Less: Dividends and
  Distributions
Dividends from net
  investment income                    (.04)               (.02)               (.04)               (.03)               (.02)
Tax return of capital                    -0-                 -0-                 -0-               (.02)               (.03)
Distributions from net realized
  gain on investment
  transactions                           -0-                 -0-               (.01)                 -0-               (.10)
Total dividends and
  distributions                        (.04)               (.02)               (.05)               (.05)               (.15)
Net asset value, end of period       $ 4.33              $ 3.75              $ 3.49              $ 3.16              $ 2.61
Total Return
Total investment return based
  on net asset value(c)               16.59%               8.15%              12.00%              23.15%             (20.62)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                  $196,601            $385,823          $1,067,879            $994,254            $681,620
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      .74%(d)             .75%                .73%                .94%                .86%
  Expenses, before waivers/
    reimbursements                      .74%(d)             .75%                .84%                .94%                .86%
  Net investment income                1.28%(d)            1.53%               1.13%(b)            1.22%               1.10%
Portfolio turnover rate                  56%                 63%                 48%                 43%                 75%


See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 33
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period Financial Highlights


                                                                                               Class R
                                                                          -----------------------------------------------
                                                                                 Year Ended                   November 3,
                                                                                   October 31,                 2003(f) to
                                                                          ---------------------------         October 31,
                                                                             2006                2005                2004
=========================================================================================================================
Net asset value, beginning of period                                       $ 3.72              $ 3.48              $ 3.17
Income From Investment Operations
Net investment income(a)                                                      .03                 .01                 .02(b)
Net realized and unrealized gain on investment
  transactions                                                                .56                 .25                 .32
Net increase in net asset value from operations                               .59                 .26                 .34
Less: Dividends and Distributions
Dividends from net investment income                                         (.04)               (.02)               (.02)
Distributions from net realized gain on investment
  transactions                                                                 -0-                 -0-               (.01)
Total dividends and distributions                                            (.04)               (.02)               (.03)
Net asset value, end of period                                             $ 4.27              $ 3.72              $ 3.48
Total Return
Total investment return based on net asset value(c)                         16.03%               7.36%              10.81%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                  $3,682              $1,625                $147
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                                    1.29%(d)            1.42%               1.16%(g)
  Expenses, before waivers/reimbursements                                    1.29%(d)            1.42%               1.27%(g)
  Net investment income                                                       .68%(d)             .56%                .67%(b)(g)
Portfolio turnover rate                                                        56%                 63%                 48%


See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period Financial Highlights


                                                                                      Class K
                                                                        -------------------------------
                                                                                               March 1,
                                                                         Year Ended          2005(f) to
                                                                        October 31,         October 31,
                                                                               2006                2005
=======================================================================================================
Net asset value, beginning of period                                         $ 3.74              $ 3.79
Income From Investment Operations
Net investment income(a)                                                        .04                 .03
Net realized and unrealized gain (loss) on investment transactions              .57                (.07)
Net increase (decrease) in net asset value from operations                      .61                (.04)
Less: Dividends
Dividends from net investment income                                           (.04)               (.01)
Net asset value, end of period                                               $ 4.31              $ 3.74
Total Return
Total investment return based on net asset value(c)                           16.28%              (1.02)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                     $ 102                 $10
Ratio to average net assets of:
  Expenses                                                                      .96%(d)            1.03%(g)
  Net investment income                                                        1.02%(d)             .79%(g)
Portfolio turnover rate                                                          56%                 63%


See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 35
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period Financial Highlights


                                                                                      Class I
                                                                        -------------------------------
                                                                                               March 1,
                                                                         Year Ended          2005(f) to
                                                                        October 31,         October 31,
                                                                               2006                2005
=======================================================================================================
Net asset value, beginning of period                                         $ 3.74              $ 3.79
Income From Investment Operations
Net investment income(a)                                                        .05                 .04
Net realized and unrealized gain (loss) on investment transactions              .58                (.08)
Net increase (decrease) in net asset value from operations                      .63                (.04)
Less: Dividends
Dividends from net investment income                                           (.05)               (.01)
Net asset value, end of period                                               $ 4.32              $ 3.74
Total Return
Total investment return based on net asset value(c)                           16.84%               (.97)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                      $574                 $10
Ratio to average net assets of:
  Expenses                                                                      .67%(d)             .74%(g)
  Net investment income                                                        1.27%(d)            1.08%(g)
Portfolio turnover rate                                                          56%                 63%


(a)   Based on average shares outstanding.

(b)   Net of expenses waived by the Adviser and the Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   The ratio includes expenses attributable to cost of proxy solicitation.

(e)   Amount is less than $.005.

(f)   Commencement of distributions.

(g)   Annualized.


36 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS AND SHAREHOLDERS
ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth and Income Fund, Inc. as of October 31, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2005 and the financial highlights for each of the years in the four-year period ended October 31, 2005 were audited by other independent registered public accountants whose report thereon, dated December 21, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Growth and Income Fund, Inc. as of October 31, 2006, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


                                                         /s/ KPMG LLP


New York, New York
December 22, 2006


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 37
_______________________________________________________________________________


TAX INFORMATION
(unaudited)

For the fiscal year ended October 31, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of its dividends paid during its fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%. In addition, the Fund designates 100% of its dividends paid during the fiscal year as qualifying for the dividends paid deduction for corporate shareholders. The Fund also designates 1.34% of its dividends paid during the fiscal year as qualified interest income for foreign shareholders only. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.


38 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Senior Vice President
Paul C. Rissman, Senior Vice President
Craig Ayers, Vice President
Thomas J. Bardong, Vice President
Aryeh Glatter, Vice President
Stephen W. Pelensky, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


TRANSFER AGENT

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, NY 10154


(1) Member of the Audit Committee, Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the Relative Value Investment Team. Mr. Caruso is the investment professional with the most significant responsibility for the day-to-day management of the Fund.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 39
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                    PORTFOLIOS
                                                                      IN FUND       OTHER
   NAME, ADDRESS,                       PRINCIPAL                     COMPLEX   DIRECTORSHIPS
        AGE                           OCCUPATION(S)                 OVERSEEN BY    HELD BY
(FIRST YEAR ELECTED*)              DURING PAST 5 YEARS                DIRECTOR     DIRECTOR
=============================================================================================
DISINTERESTED DIRECTORS

William H. Foulk, Jr. #         Investment Adviser and an inde-          113         None
P.O. Box 5060                   pendent consultant. He was
Greenwich, CT 06831             formerly Senior Manager of Barrett
Chairman of the Board           Associates, Inc., a registered in-
74                              vestment adviser, with which he
(1992)                          had been associated since prior
                                to 2001. He was formerly Deputy
                                Comptroller and Chief Investment
                                Officer of the State of New York
                                and, prior thereto, Chief Invest-
                                ment Officer of the New York Bank
                                for Savings.

Ruth Block #,**                 Formerly Executive Vice President        100         None
500 SE Mizner Blvd.             and Chief Insurance Officer of The
Boca Raton, FL 33432            Equitable Life Assurance Society
76                              of the United States; Chairman and
(1986)                          Chief Executive Officer of Evlico
                                (insurance); Director of Avon, BP
                                (oil and gas), Ecolab Incorporated
                                (specialty chemicals), Tandem
                                Financial Group and Donaldson,
                                Lufkin & Jenrette Securities
                                Corporation; and Governor at
                                Large, National Association of
                                Securities Dealers, Inc.

David H. Dievler #              Independent consultant. Until            112         None
P.O. Box 167                    December 1994, he was Senior
Spring Lake, NJ 07762           Vice President of AllianceBernstein
77                              Corporation ("AB Corp") (formerly
(1987)                          Alliance Capital Management
                                Corporation) responsible for mut-
                                ual fund administration. Prior to
                                joining AB Corp in 1984, he was
                                Chief Financial Officer of Eberstadt
                                Asset Management since 1968.
                                Prior to that, he was a Senior
                                Manager at Price Waterhouse &
                                Co. Member of American Institute
                                of Certified Public Accountants
                                since 1953.

40 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


                                                                    PORTFOLIOS
                                                                      IN FUND       OTHER
   NAME, ADDRESS,                       PRINCIPAL                     COMPLEX   DIRECTORSHIPS
        AGE                           OCCUPATION(S)                 OVERSEEN BY    HELD BY
(FIRST YEAR ELECTED*)              DURING PAST 5 YEARS                DIRECTOR     DIRECTOR
=============================================================================================
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin #                Consultant. Formerly President           111         None
P.O. Box 12                     of Save Venice, Inc. (preservation
Annandale, NY 12504             organization) from 2001-2002,
64                              Senior Advisor from June 1999
(1992)                          -June 2000 and President of
                                Historic Hudson Valley (historic
                                preservation) from December 1989
                                -May 1999. Previously, Director of
                                the National Academy of Design
                                and during 1988-1992, he was
                                Director and Chairman of the Audit
                                Committee of AB Corp (formerly
                                Alliance Capital Management
                                Corporation).

Michael J. Downey #             Consultant since January 2004.           111         Asia Pacific
c/o AllianceBernstein L.P.      Formerly managing partner of                         Fund, Inc.
1345 Avenue of the              Lexington Capital, LLC (investment                   and The
Americas                        advisory firm) from December 1997                    Merger Fund
Attention: Phil L. Kirstein     until December 2003. Prior thereto,
New York, NY 10105              Chairman and CEO of Prudential
62                              Mutual Fund Management from
(2005)                          1987 to 1993.

D. James Guzy #                 Chairman of the Board of PLX             111         Intel Corporation
P.O. Box 128                    Technology (semi-conductors)                         (semi-conductors),
Glenbrook, NV 89413             and of SRC Computers, Inc.,                          Cirrus Logic
70                              with which he has been associated                    Corporation
(2005)                          since prior to 2001. He is also                      (semi-conductors),
                                President of the Arbor Company                       and the
                                (private family investments).                        Davis Selected
                                                                                     Advisors Group
                                                                                     of Mutual Funds

Nancy P. Jacklin, #             Formerly U.S. Executive Director         111         None
4046 Chancery Court,            of the International Monetary Fund
NW                              (December 2002-May 2006);
Washington, DC 20007            partner, Clifford Chance (1992-
58                              2002); Senior Counsel, International
(2006)                          Banking and Finance, and Associate
                                General Counsel, Citicorp (1985-
                                1992); Assistant General Counsel
                                (International), Federal Reserve
                                Board of Governors (1982-1985);
                                and Attorney Advisor, U.S.
                                Department of the Treasury (1973-
                                1982). Member of the Bar of the
                                District of Columbia and of New
                                York; member of the Council on
                                Foreign Relations.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 41
_______________________________________________________________________________


                                                                    PORTFOLIOS
                                                                      IN FUND       OTHER
   NAME, ADDRESS,                       PRINCIPAL                     COMPLEX   DIRECTORSHIPS
        AGE                           OCCUPATION(S)                 OVERSEEN BY    HELD BY
(FIRST YEAR ELECTED*)              DURING PAST 5 YEARS                DIRECTOR     DIRECTOR
=============================================================================================
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr. #       Principal of Turner Venture              111         The George
220 Montgomery Street           Associates (venture capital                          Lucas
Penthouse 10                    and consulting) since prior to                       Educational
San Francisco,                  2001. From 2003 until May 31,                        Foundation,
CA 94104                        2006, he was CEO of Toppan                           and National
65                              Photomasks, Inc. (semi-conductor                     Datacast, Inc.
(2005)                          manufacturing services) Austin,
                                Texas.

INTERESTED DIRECTOR

Marc O. Mayer +                 Executive Vice President of              111         SCB Partners,
1345 Avenue of the              the Adviser since 2001, and                          Inc., and
Americas                        Executive Managing Director of                       SCB, Inc.
New York, NY 10105              AllianceBernstein Investments,
49                              Inc. ("ABI") since 2003; prior
(2003)                          thereto, he was head of
                                AllianceBernstein Institutional
                                Investments, a unit of the Adviser
                                from 2001-2003. Prior thereto,
                                Chief Executive Officer of Sanford
                                C. Bernstein & Co., LLC (institu-
                                tional research and brokerage arm
                                of Bernstein & Co. LLC) ("SCB &
                                Co.") and its predecessor since
                                prior to 2001.


*    There is no stated term of office for the Fund's Directors.

**   Ms.Block was an "interested person", as defined in the 1940 Act, from July
22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

+    Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.


42 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________



OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.



NAME, ADDRESS*               POSITION(S)              PRINCIPAL OCCUPATION
     AGE                   HELD WITH FUND             DURING PAST 5 YEARS**
========================================================================================
Marc O. Mayer           President and Chief     See biography above.
49                      Executive Officer

Philip L. Kirstein      Senior Vice President   Senior Vice President and Independent
61                      and Independent         Compliance Officer of the Alliance-
                        Compliance Officer      Bernstein Funds, with which he had
                                                been associated since October 2004.
                                                Prior thereto, he was Of Counsel to
                                                Kirkpatrick & Lockhart, LLP from
                                                October 2003 to October 2004,
                                                and General Counsel of Merrill Lynch
                                                Investment Managers L.P. since prior
                                                to 2001 until March 2003.

Frank V. Caruso         Senior Vice President   Senior Vice President of the Adviser**,
50                                              with which he has been associated
                                                since prior to 2001.

Paul C. Rissman         Senior Vice President   Executive Vice President of the
50                                              Adviser**, with which he has been
                                                associated since prior to 2001.

Craig Ayers             Vice President          Senior Vice President of the Adviser**,
36                                              with which he has been associated
                                                since prior to 2001.

Thomas J. Bardong       Vice President          Senior Vice President of the Adviser**,
61                                              with which he has been associated
                                                since prior to 2001.

Aryeh Glatter           Vice President          Senior Vice President of the Adviser**,
39                                              with which he has been associated
                                                since prior to 2001.

Stephen W. Pelensky      Vice President         Senior Vice President of the Adviser**,
51                                              with which he has been associated with
                                                since prior to 2001.

Emilie D. Wrapp         Secretary               Senior Vice President, Assistant
51                                              General Counsel and Assistant
                                                Secretary of AllianceBernstein
                                                Investments, Inc.**, with which she has
                                                been associated since prior to 2001.

Joseph J. Mantineo      Treasurer and Chief     Senior Vice President of ABIS**, with
47                      Financial Officer       which he has been associated since
                                                prior to 2001.

Vincent S. Noto         Controller              Vice President of ABIS**, with which he
42                                              has been associated since prior to 2001.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, AllianceBernstein Investments, Inc. and ABIS and SCB & Co.
are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 43
_______________________________________________________________________________


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND'S ADVISORY AGREEMENT

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


44 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

   5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

   8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

   9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

  10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

  11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

  12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

  13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

  14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 45
_______________________________________________________________________________


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating


46 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, annually and had made a special presentation to the directors in May 2006 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 47
_______________________________________________________________________________


The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance for Class A shares of the Fund as compared to a group of 12 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 101 to 41 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Russell 1000 Value Index (the "Index") for periods ended December 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group comparison the Fund was in the 4th quintile in the 1-year period, 3rd quintile in the 3-year period, 5th quintile in the 5-year period and 2nd quintile in the 10-year period and in the Performance Universe comparison the Fund was in the 4th quintile in the 1-year period, 3rd quintile in the 3-year period, 4th quintile in the 5-year period and 1st quintile in the 10-year period. The comparative information showed that the Fund underperformed the Index in all periods reviewed (comparative information was not available for the since inception period (July 1932 inception)). Based on their review and their discussion of the reasons for the Fund's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.


48 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
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ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Fund at lower fee rates than those paid by the Fund. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee rate schedule as the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 49
_______________________________________________________________________________


The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 49.3 basis points was slightly lower than the Expense Group median, and that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 0.1 basis points. The directors further noted that the Fund's expense ratio, which benefits from the Fund's relatively large size, was slightly higher than the Expense Group median and materially lower than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not


50 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
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have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale by the Adviser.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 51
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Growth & Income Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

   1. Management fees charged to institutional and other clients of the Adviser for like services;

   2. Management fees charged by other mutual fund companies for like services;

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

   4. Profit margins of the Adviser and its affiliates from supplying such services;

   5.   Possible economies of scale as the Fund grows larger; and

   6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)    Future references to the Fund do not include "AllianceBernstein."


52 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                                         Net Assets         Advisory Fee
                                          02/28/06      Based on % of Average
Fund                                     (million)        Daily Net Assets
===============================================================================
Growth & Income Fund, Inc.               $5,136.3     55 bp on 1st $2.5 billion
                                                      45 bp on next $2.5 billion
                                                      40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                           As a % of Average
Fund                                      Amount           Daily Net Assets
===============================================================================
Growth & Income Fund, Inc.               $87,000                0.001%

Set forth below are the Fund's total expense ratios for the most recently completed fiscal year:

Fund                              Total Expense Ratio      Fiscal Year End
===============================================================================
Growth & Income Fund, Inc.        Class A       1.06%         October 31
                                  Class B       1.80%
                                  Class C       1.79%
                                  Class R       1.42%
                                  Class K       1.03%
                                  Class I       0.74%
                                  Adv. Class    0.75%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 53
_______________________________________________________________________________


service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                 Net Assets      AllianceBernstein ("AB")   Effective    Fund
                  02/28/06        Institutional ("Inst.")    AB Inst.  Advisory
Fund               ($MIL)              Fee Schedule          Adv. Fee   Fee(4)
===============================================================================
Growth & Income   $5,136.3       Relative Value               0.256%     0.493%
Fund, Inc.                       65 bp on 1st $25 million
                                 50 bp on next $25 million
                                 40 bp on next $50 million
                                 30 bp on next $100 million
                                 25 bp on the balance
                                 Minimum Account Size: $10 m


(4) Fund management fee information was provided by Lipper. See Section II for additional discussion.


54 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                           AVPS Portfolio               Fee Schedule
===============================================================================
Focused Growth & Income        Growth & Income      0.55% on first $2.5 billion
Fund, Inc.                     Portfolio            0.45% on next $2.5 billion
                                                    0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for the Luxembourg fund that has a somewhat similar investment strategy as the Fund:

Fund                                                          Fee
===============================================================================
Equity Value                                                  1.50%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships.

Fund                           Sub-advised Fund              Fee Schedule
===============================================================================
Growth & Income Fund, Inc.        Client # 1         0.30% on first $1 billion
                                                     0.25% on next $500 million
                                                     0.20% thereafter

                                  Client # 2         0.60% on first $1 billion

                                                     0.55% thereafter

                                  Client # 3(6)      0.60% on first $1 billion

                                                     0.55% on next $500 million
                                                     0.50% on next $500 million
                                                     0.45% on next $500 million
                                                     0.40% thereafter

                                  Client # 4(6)      0.30%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-


(5) The "all-in" fee shown is for the class A shares of Equity Value. This includes a fee for investment advisory services and a separate fee for distribution related services.

(6)    This is the fee schedule of a fund managed by an affiliate of the Adviser


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 55
_______________________________________________________________________________


advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)

                                    Effective        Lipper
                                   Management         Group
Fund                                  Fee(8)         Median           Rank
===============================================================================
Growth and Income Fund, Inc.          0.493          0.506            5/12

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(9) and Lipper Expense Universe.(10) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                   Expense       Lipper         Lipper      Lipper      Lipper
                    Ratio        Group          Group      Universe    Universe
Fund               (%)(11)      Median (%)       Rank      Median (%)    Rank
===============================================================================
Growth and Income
Fund, Inc.          1.060         1.019          7/12        1.213       22/83


(7) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(8) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(9) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(11)   The total expense ratio shown is for the Fund's Class A shares.


56 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
_______________________________________________________________________________


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR  SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investment, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04%


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 57
_______________________________________________________________________________


of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(12)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                   Amount Received
===============================================================================
Growth & Income Fund, Inc.                                 $58,569

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                           12b-1 Fees Received               CDSC Received
===============================================================================
Growth & Income Fund, Inc.        $36,195,203                     $1,938,195

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                      ABIS Fee(13)
===============================================================================
Growth & Income Fund, Inc.                                 $6,975,279

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity


(12) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(13) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


58 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
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rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 59
_______________________________________________________________________________


The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance ranking of the Fund(14) relative to its Lipper Performance Group(15) and Lipper Performance Universe(16) for the periods ended December 31, 2005:

Growth & Income Fund, Inc.                     Group             Universe
===============================================================================
            1 year                              9/12              78/101
            3 year                              5/12              37/90
            5 year                              11/12             49/70
           10 year                              3/11               8/41

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(17) versus its benchmark:(18)

                                     Periods Ending December 31, 2005
                                          Annualized Performance
===============================================================================
                                1          3          5        10       Since
Fund                          Year       Year       Year      Year    Inception
===============================================================================
Growth & Income Fund, Inc.    3.78      15.24      1.98      10.41      10.52
Russell 1000 Value Index      7.05      17.49      5.28      10.94       N/A

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.
Dated: July 17, 2006


(14)   The performance rankings are for the Class A shares of the Fund.

(15)   The Lipper Performance Group is identical to the Lipper Expense Group.

(16) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(17)   The performance returns shown are for the Class A shares of the Fund.

(18) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


60 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND
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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS
ALLIANCEBERNSTEIN FAMILY OF FUNDS


=========================================
WEALTH STRATEGIES FUNDS
=========================================
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

=========================================
BLENDED STYLE FUNDS
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U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

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GROWTH FUNDS
=========================================
DOMESTIC

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

GLOBAL & INTERNATIONAL

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

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VALUE FUNDS
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DOMESTIC

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

GLOBAL & INTERNATIONAL

Global Value Fund
International Value Fund

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TAXABLE BOND FUNDS
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Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

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MUNICIPAL BOND FUNDS
=========================================
National                  Michigan
Insured National          Minnesota
Arizona                   New Jersey
California                New York
Insured California        Ohio
Florida                   Pennsylvania
Massachusetts             Virginia

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INTERMEDIATE MUNICIPAL BOND FUNDS
=========================================
Intermediate California
Intermediate Diversified
Intermediate New York

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CLOSED-END FUNDS
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All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

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Retirement Strategies Funds
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2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy

2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy

2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 61
_______________________________________________________________________________


ALLIANCEBERNSTEIN GROWTH & INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GI-0151-1006


ITEM 2.     CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c)   The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's 2005 fiscal year, and by the independent registered public accounting firm KPMG LLP, for the Fund's 2006 fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                    Audit-Related
                                      Audit Fees         Fees        Tax Fees
-------------------------------------------------------------------------------
     2005                              $42,000         $2,680       $26,675
     2006                              $32,500             $0        $9,250

(d)         Not applicable.

(e) (1)     Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent regestered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2)     All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)         Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                          Total Amount of
                                                         Foregoing Column
                                                        Pre-approved by the
                                   All Fees for          Audit Committee
                                Non-Audit Services    (Portion Comprised of
                                  Provided to the       Audit Related Fees)
                              Portfolio, the Adviser   (Portion Comprised of
                              and Service Affiliates         Tax Fees)
-------------------------------------------------------------------------------
       2005                        $1,059,675              [ $29,355 ]
                                                           (  $2,680 )
                                                           ( $26,675 )

       2006                         $ 125,970               [ $9,250 ]
                                                           (      $0 )
                                                           (  $9,250 )

* On June 14, 2006, the Fund engaged KPMG LLP as independent accountants for fiscal year 2006.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.     SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ---------------------------------------------------------

12 (a) (1)      Code of Ethics that is subject to the
                disclosure of Item 2 hereof

12 (b) (1)      Certification of Principal Executive Officer
                Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer
                Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)          Certification of Principal Executive Officer and
                Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Growth and Income Fund, Inc.

By:         /s/ Marc O. Mayer
            ---------------------
            Marc O. Mayer
            President

Date:       December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Marc O. Mayer
            ---------------------
            Marc O. Mayer
            President

Date:       December 29, 2006

By:         /s/ Joseph J. Mantineo
            ---------------------
            Joseph J. Mantineo
            Treasurer and Chief Financial Officer

Date:       December 29, 2006